The MainStay Funds
                       Supplement dated May 6, 1997 to the
                          Prospectus dated May 1, 1997


The Prospectus is amended as follows:

1. In light of the limited market for convertible securities and the size of Convertible Fund, the Fund's Investment Adviser and Board of Trustees believe that it is in the best interest of the Fund and its shareholders to limit the Fund's cash inflow in order to better enable the Fund to continue to find appropriate investment opportunities. Accordingly, effective June 2, 1997, Convertible Fund will not offer or accept purchase orders from new investors. Existing shareholders of other MainStay Funds will not be permitted to make exchanges into Convertible Fund after June 2, 1997. Shareholders of record, as of May 30, 1997, will continue to be allowed to make additional purchases of shares or redeem shares. The Board of Trustees and management may elect to open the Fund in the future if they determine it appropriate to do so.

2. In the section titled, "Tell Me The Details - The Trust" on page 52, the second sentence of the second paragraph beginning "As of April 1, 1997..." is hereby deleted and replaced with the following:

          As of April 1, 1997, NYLIFE Distributors Inc. owned a controlling interest (as that term is defined under the 1940 Act) of the New York Tax Free Fund Class A shares, International Equity Fund Class A shares, International Bond Fund Class A shares and Strategic Income Fund Class B shares and New York Life Insurance Company General Account owned a controlling interest of the Strategic Income Fund Class A shares.